UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 30, 2008 (June 27, 2008)
REIS, INC.
(Exact Name of Registrant as Specified in Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)

530 Fifth Avenue, New York, NY	10036

(Address of Principal Executive Offices)	(Zip Code)
(212) 921-1122
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On June 27, 2008, the Board of Directors of Reis, Inc. (the “Company”) approved Amended and Restated Bylaws to effect the following changes to the Bylaws on file with the Securities and Exchange Commission (the “SEC”):
•	Article II, Section 2. This provision has been revised to reflect the fact that the Maryland General Corporation Law (“MGCL”) has been amended, effective June 1, 2008, to allow complete Board discretion with respect to the annual meeting date (as opposed to the previous requirement that a 31-day or shorter window be prescribed).

•	Article II, Section 3(a). This provision has been revised to clarify that the stockholders who may call a special meeting with respect to any matter must be the stockholders entitled to vote on that matter.

•	Article II, Section 5 (formerly Section 6). This provision has been revised to clarify the authority of the chair of the meeting to run the meeting.

•	Article II, Section 11 (formerly Section 12). This provision has been revised to lengthen the period for advance notice of stockholder proposals, and to require additional information with respect to the stockholder giving the notice (and any person nominated by such stockholder to be a director).

•	Article III, Section 5. This provision has been updated to reflect technological advances (and changes in the MGCL to permit newer methods of communication).

•	Article III, Section 15. This provision has been added, confirming the power of the Board or stockholders to ratify prior actions or inaction.

•	Article V, Sections 11 and 12. These provisions have been revised to remove the right of the Board to require the posting of bonds by certain officers.

•	Article VII, Section 4. This provision has been revised to remove language relating to the closing of the transfer books.

•	Article XII. This provision has been revised to clarify the extent of indemnification and advancement of expenses with respect to former directors and officers of the Company.
In addition to the above-referenced changes, the Amended and Restate Bylaws include certain changes to clarify language, comply or be consistent with Maryland law or to make various technical or non-substantive changes. The affected sections are: Article I, Sections 1 and 2, Article II, Sections 1, 3(b), 4 and 6-10, Article III, Sections 2-4, 6, 8-10, 13, 14 and 16, Article IV, Sections 3-6, Article V, Sections 1-2, 5-10 and 13, Article VI, Article VII, Sections 1-5, Article IX and Article XIII.
A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1.
In addition, on June 30, 2008, the Company filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland, pursuant to which the Company has elected to be subject to Sections 3-804(b) and (c) of the MGCL. The Articles Supplementary effect a provision already included in the copy of the Company’s Bylaws on file with the SEC.
A copy of the Articles Supplementary is attached hereto as Exhibit 3.2.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

3.1	Amended and Restated Bylaws of Reis, Inc., effective as of June 27, 2008.

3.2	Articles Supplementary of Reis, Inc., as filed with the State Department of Assessments and Taxation of Maryland on June 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REIS, INC.
By:	/s/ Alexander G. Simpson
Alexander G. Simpson
Vice President, General Counsel

Date: June 30, 2008

Exhibit Index
3.1	Amended and Restated Bylaws of Reis, Inc., effective as of June 27, 2008.

3.2	Articles Supplementary of Reis, Inc., as filed with the State Department of Assessments and Taxation of Maryland on June 30, 2008.

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